UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): October 4, 2004

                              BELLSOUTH CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

                      1-8607                               58-1533433
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              (Commission File Number)         (IRS Employer Identification No.)


Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia       30309-3610
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         (Address of Principal Executive Offices)                (Zip Code)

                                 (404) 249-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

         On October 4, 2004, BellSouth Corporation entered into a Credit Agreement (the "Agreement") with JPMorgan Chase Bank, Lehman Commercial Paper Inc., Citibank, N.A., Goldman Sachs Credit Partners L.P., Morgan Stanley Bank, Morgan Stanley Senior Funding, Inc. and The Royal Bank of Scotland plc, as Lenders, and JPMorgan Chase Bank, as Administrative Agent. The Agreement provides for commitments in the aggregate principal amount of $9 billion and matures on October 3, 2005.

         Along with a separate credit agreement that provides the Company with commitments in the aggregate principal amount of $1.5 billion, the Agreement acts as a backup facility for the Company's $10.5 billion commercial paper program. In addition, loans made pursuant to the Agreement may be used to make capital contributions to Cingular Wireless Corporation ("Cingular") to finance BellSouth's portion of the cost of the pending acquisition by Cingular of AT&T Wireless Services, Inc. (the "Acquisition"). The proceeds of any commercial paper backstopped by the Agreement will be placed in escrow until the Acquisition is consummated.

         The Agreement provides that the commitments reduce over time as follows:

    ------------------------------------------   ----------------------------
           Date of Commitment Reduction                     Amount
    ------------------------------------------   ----------------------------
    ------------------------------------------   ----------------------------
    A.  Thirty days after consummation of the    $1,500,000,000
        Acquisition
    ------------------------------------------   ----------------------------
    ------------------------------------------   ----------------------------
    B.  The second business day following the    The amount of such net cash
        date of any receipt of net cash          proceeds from such sale up
        proceeds (as defined in the Agreement)   to an aggregate of
        pursuant to the Company's agreement to   $3,500,000,000
        sell its Latin American operations to
        Telefonica Moviles
    ------------------------------------------   ----------------------------
    ------------------------------------------   ----------------------------
    C.  The second business day following (i)    The amount of such funded
        the incurrence of any funded debt (as    debt or the net proceeds of
        defined in the Agreement) and (ii)       such issuance of such equity
        the issuance of any equity securities    securities
        other than pursuant to certain plans
        described in the Agreement
    ------------------------------------------   ----------------------------
    ------------------------------------------   ----------------------------
    D.  December 31, 2004                        $3,200,000,000 less any
                                                 reductions in commitments
                                                 caused by (B) above and any
                                                 voluntary reductions in
                                                 commitments.
    ------------------------------------------   ----------------------------
    ------------------------------------------   ----------------------------
    E.  April 29, 2005                           $1,300,000,000 less any
                                                 reductions in commitments
                                                 caused by (B) above and any
                                                 voluntary reductions in
                                                 commitments, in either case
                                                 only to the extent not
                                                 applied pursuant to (D)
                                                 above
    ------------------------------------------   ----------------------------
    ------------------------------------------   ----------------------------
    F.  October 3, 2005                          Any remaining commitments
    ------------------------------------------   ----------------------------
    ------------------------------------------   ----------------------------

         Except as described in this paragraph, the Agreement contains no financial covenants or requirements for compensating balances. Further, the Agreement does not contain any provisions that are tied to the ratings assigned to us or our affiliates. At the Company's election, any outstanding borrowings may be converted to a one-year term loan, in which case the debt of the Company and its consolidated subsidiaries is not permitted, as of the end of any fiscal quarter, to exceed 300% of consolidated earnings before interest, taxes, depreciation and amortization for the preceding four quarters.

         The Agreement prohibits the Company and its significant subsidiaries from permitting liens to be placed on their properties or assets except in specified circumstances. If BellSouth or any of its subsidiaries, except for its Latin American entities, defaults on any outstanding debt in excess of $200 million, and such default results in the acceleration of such debt, then that acceleration will cause an event of default to occur under the Agreement. If we borrow funds under this Agreement, the same event of default clause will become applicable to certain of BellSouth's Latin American credit facilities. The Agreement also provides that, unless waived by the banks, an event of default shall occur if the Acquisition shall not have been consummated on or before November 18, 2004.

         A copy of the Agreement is attached as Exhibit 10xx to this Current Report on Form 8-K.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

         The information provide in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

(c) Exhibits

10xx Credit Agreement dated as of October 4, 2004 among BellSouth Corporation, the Lenders Party Thereto and JPMorgan Chase Bank, As Administrative Agent

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION


By:   /s/ W. Patrick Shannon
      W. Patrick Shannon
      Vice President - Finance
      October 6, 2004